Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 24, 2012	Dec. 25, 2011
Impairment Charges and Intangible Assets [Abstract]
Intangible Assets
10.	Intangible Assets

Intangible assets consist of the following (in thousands):

	June 24, 2012	December 25, 2011
Customer contracts/relationships	$141,430	$141,430
Trademarks	63,800	63,800
Deferred financing costs	11,979	15,450

Total intangibles with definite lives	217,209	220,680
Accumulated amortization	(161,874)	(150,738)

Net intangibles with definite lives	55,335	69,942
Goodwill	198,793	198,793

Intangible assets, net	$254,128	$268,735

As a result of the conversion of Series B Notes during the first quarter of 2012 and the conversion of Series A Notes and Series B Notes during the second quarter of 2012, the Company wrote-off a total of $3.9 million of deferred financing costs.

8.	Intangible Assets

Intangible assets other than goodwill consist of the following (in thousands):

	December 25, 2011	December 26, 2010
Customer contracts/relationships	$141,430	$141,430
Trademarks	63,800	63,800
Deferred financing costs	15,450	14,906

Total intangibles with definite lives	220,680	220,136
Less: accumulated amortization	(150,738)	(139,312)

Total intangible assets, net	$69,942	$80,824

Estimated annual amortization expense associated with the Company’s definite lived intangible assets for each of the succeeding five fiscal years is as follows (in thousands):

Fiscal Year Ending
2012	$20,488
2013	15,058
2014	9,469
2015	7,245
2016	6,850

A rollforward of the Company’s goodwill balance and accumulated impairment charges are as follows (in thousands):

Goodwill balance as of December 26, 2010	$314,149
Estimated third quarter 2011 impairment charge	(117,506)

Goodwill balance as of September 25, 2011	196,643
Fourth quarter 2011 adjustment to estimated third quarter 2011 impairment charge	2,150

Goodwill balance as of December 25, 2011	$198,793

Accumulated goodwill impairment charge as of December 20, 2009	$17,603
Impairment charge in 2010	2,919

Accumulated goodwill impairment charges as of December 26, 2010	20,522
Impairment charge in 2011, net of adjustment	115,356

Accumulated goodwill impairment charges as of December 25, 2011	$135,878

Due to the announced shutdown of the Company’s FSX service and deterioration in earnings during 2011, the Company recorded an estimated goodwill impairment charge of $117.5 million in the fiscal third quarter ended September 25, 2011. The impairment charge represented the Company’s best estimate of the interim goodwill impairment. The Company recorded an estimated charge, because it had not yet completed its interim goodwill impairment analysis due to complexities involved in determining the implied fair value of its goodwill. The Company completed its interim goodwill impairment analysis during the fourth quarter of 2011 and recorded an adjustment to decrease the estimated goodwill impairment charge by $2.2 million.

During the annual impairment assessment during 2010, the Company determined the goodwill associated with its logistics services reporting unit was impaired and recorded an impairment charge of $2.9 million. The goodwill impairment was a result of the Company discontinuing its logistics services business.

The Company used the income approach, specifically a discounted cash flow method, to derive the fair value of the Company’s reporting unit for goodwill impairment assessment because there are not observable inputs available (Level 3 hierarchy as defined by ASC 820, Fair Value Measurement). This approach calculates fair value by estimating the after-tax cash flows attributable to the Company’s reporting unit and then discounts the after-tax cash flows to a present value using a risk-adjusted discount rate. The Company selected this method as the most meaningful in assessing goodwill for impairment, because it most reasonably measures the Company’s income producing assets. The Company considered using the market approach and the cost approach, but concluded they are not appropriate in valuing its reporting unit given the lack of relevant market comparisons available for application of the market approach and the inability to reasonably replicate the value of the specific assets within its reporting unit for application of the cost approach. However, market approach information was incorporated into the Company’s test to ensure the reasonableness of the Company’s conclusions on estimated value under the income approach.

In applying the income approach to its accounting for goodwill, the Company made assumptions about the amount and timing of future expected cash flows, vessel replacement plans, terminal value growth rates and the discount rate. The amount and timing of future cash flows within the discounted cash flow analysis is based on the Company’s most recent operational budgets, long range strategic plans and other estimates. The terminal value growth rate is used to calculate the value of cash flows beyond the last projected period in the Company’s discounted cash flow analysis (the terminal period) and reflects the Company’s best estimate for perpetual growth of its reporting unit. The Company used a discount rate of 15% to apply to the reporting unit’s future expected cash flows in the terminal period as the discount rate represents the best estimate of the Company’s weighted-average costs of capital at the goodwill impairment assessment date. The discount rate used in the estimate of fair value considered the Company’s actual cost of capital on the October 5, 2011 comprehensive refinancing date (see Note 3 for further discussion).

The Company completed its interim goodwill impairment analysis in the fourth quarter of 2011 and determined the actual amount of goodwill impairment for 2011. The Company’s impairment analysis indicated the fair value of long term assets, including property, plant, and equipment, and customer contracts, exceeded book value. Thus, the goodwill impairment was a result of both the deterioration in earnings and the appreciation in value of certain of the Company’s underlying assets. The 2011 goodwill impairment charge is included in operating expenses in the accompanying consolidated statement of operations.

The Company performed its annual goodwill impairment test during the fourth quarter of 2011. Fair value, as calculated using the methodology above, exceeded book value and step two was not necessary.